IN THE UNITED STATES DISTRICT COURT
                  FOR THE NORTHERN DISTRICT OF GEORGIA



 SECURITIES AND EXCHANGE COMMISSION,  :    CIVIL ACTION NO.
                                      :
 Plaintiff,                           :    1 9 8   C V - 0 8 0 3
                                      :
                                      :
                v.                    :
INTERNATIONAL HERITAGE, INC.,         :
STANLEY H. VAN ETTEN,                 :
CLAUDE W. SAVAGE,                     :
LARRY G. SMITH and                    :
INTERNATIONAL HERITAGE, INCORPORATED, :
a Nevada Corp.,                       :
                                      :
Defendants.                           :

            ORDER TO SHOW CAUSE, TEMPORARY RESTRAINING
         ORDER, ORDER FREEZING ASSETS, ORDER PROHIBITING
                DESTRUCTION OF DOCUMENTS AND ORDER
                       EXPEDITING DISCOVERY

       Upon the Motion of the Securities and Exchange Commission ("Commission"), upon the Certification of the Commission submitted pursuant to Rule 65(b) of the Federal Rules of Civil Procedure, and upon the Complaint in this action and supporting documents relied on annexed thereto, and it appearing from the allegations set forth in the papers submitted by the Commission that the defendants
International Heritage Inc. ("IHI"), Stanley H. Van Etten ("Van
Etten"), Claude W. Savage ("Savage") and Larry G. Smith ("Smith"), pending final determination of this action may, unless restrained, continue to engage in acts and practices which constitute violations of Sections 5(a), 5(c) and 11(a) of rhe Securities Act of 1933 ("Securities Act"), 15 U.S C. 77e(a), 77e(c) and 77q(a), and Section 10(b) of the Securities Exchange Act of 1934 ("Exchang Act"), and that defendant International Heritage, Incorporated, a Nevada corporation, aided and abetted by defendant Van Etten, has been violating and unless enjoined may continue to violate Sections 10(b] and 15(d) of the Exchange Act, 15 U.S.C. 78j(b) and 78o(d), and Rules 10b-5 and l5d-11, 17 C.F.R. 240.lOb-5 and 240.15d-11, thereunder, and it appearing that adequate grounds exist for the issuance of this Order without prior notice to the defendants, it is hereby,
     ORDERED, that defendants show cause, if any there be, before Judge Richard W. Story of this Court, at 9:30 o'clock in the am on the 24th day of March, 1998, Courtroom 2306 of the United States Courthouse, Atlanta, Georgia or as soon thereafter as the matter can be heard, why a Preliminary Injunction pursuant to Rule 65 of the Federal Rules or Civil Procedure should not be granted, as requested by the Commlssion.

     IT IS FURTHER ORDERED that the Commission may take expedited discovery as follows:

      A. The Commission may take depositions upon oral examination subject to three days notice prior to expiration of 30 days after service of the Summons and Complaint upon defendants, pursuant to Rule 30(a) of the Federal Rules of Civil Procedure;
     B. Pursuant to Rule 33(a) of the Federal Rules of Civil Procedure, each party shall answer the opposing party's interrogatories within three days of service of such interrogatories;
      C. Pursuant to Rule 34 of the Federal Rules of Civi1 Procedure, upon request of a party, the opposing party shall produce al1 documents within three days of service of such request;
      D. Pursuant to Rule 36 (a) of the Federal Rules of Civil Procedure, a party shall answer all of the opposing party's requests for admissions within five days of service of such request; and
      E. All written responses to the Commission's requests for discovery under the Federal Rules of Civil Procedure shall be delivrered to the Commission at 347S Lenox Road N.E., Suite 1000 , Atlanta, Georgia 30326-1232, or such other place as counsel for the Commission may direct, by the most expeditious means available.
     IT IS FURTHER ORDERED that, pending determination of the Motion for Preliminary Injunction, the assets of defendant IHI, be, and they hereby are, frozen.
     IT IS FURTHER ORDERED that defendants IHI, Van Etten, Savage and Smith prepare and present to this Court and to the Commission written and sworn accountings of all funds received pursuant to the scheme described in the Commission's Complaint and of the disposition and use of said proceeds. These accountings shall include the total amount received from investors and a listing of all expenditures showing the amount and to whom paid and the date of payment. The accountings shall be submitted to this Court and served upon the Commission within 10 days from the date of entry of this Order.
     IT IS FURTHER ORDERED that, pending determination of the Motion for Preliminary Injunction, defendants IHI, Van Etten, Savage and Smith, their officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them be, and they hereby are, restrained from, directly or indirectly:
     (1) making use of any means or instruments of transportation or communication in interstate commerce or of the mails to sell any securities through the use of any prospectus or otherwise, unless and until a registration statement is in effect with the Commission as to such securities;
     (2) carrying securities or causing them to be carried through the mails or interstate commerce, by means or instruments of transportation, for the purpose of same or delivery after sale, unless and until a regstration statement is in effect with the Commission as to such securities;
     (3) making use of any means or instruments of transportation or communication in interstate commerce or or the mails to offer to sell or offer to buy, through the use or medium of any prospectus or otherwise, any interest in securities, unless and until a registration statement is filed with the Commission as to such security, or while a registration statement filed with the Commission as to such security is the subject of a refusal order or stop order or (prior to the effective date of the registration statement) any public proceeding or examination under Section 8 of the Securities Act, 15 U.S.C. 77h, in violation of Sections 5(a) and 5(c) of the Securities Act, 15
U.S.C. 77e(a) and 77e(c). Provided, however, that nothing in the foregoing portion of the Restraining Order shal1 apply to any security or transaction which is exempt from the provisions of
Section 5 of the Securities Act, 15 U.S.C. 77e.
     IT IS FURTHER ORDERED that, pending determination of the Motion for Preliminary Injunction, defendants IHI, Van Etten,
Savage and Smith, their agents, servants, employees, attorneys and those persons ia active concert or participation with them, in connection with the purchase or sale or in the offer or sale of securities, by use of any means or instrumentality's or interstate commerce or any means or instruments of transportation or communication in interstate commerce, or by the mails or any facility of any nationa1 securities exchange, be, and they hereby are, restrained from, directly or indirectly:
     (1) employing any device, scheme or artifice to defraud;
     (2) engaging in any act, practice or course of business which operates or would operate as a fraud or deceit upon any person;
     (3) obtaining money or property by means of any untrue statement of a material fact, or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
     (4) making any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, in violation of Seccion 17(a) of the Securities Act, 15 U.S.C. 77q(a), Section 1O(b) of the Exchange Act, 15 U.S.C. 78j(b), and Rule lOb-5, 17 C.F.R. 240.1Ob-5, thereunder.
     IT IS FURTHER ORDERED that, pending determination of the motion for Preliminary Injunction, defendants International Heritage Incorporated, a Nevada corporation and Van Etten, their agents, servants, employees, attorneys and those persons in active concert or participation with them, be and hereby are, restrained from, directly or indirectly, filing reports with the Commission, on Form 8-K or otherwise, which are false and misleading or fail to disclose material facts necessary to make the statements made not misleading, in violation of Section 15(d) of the Exchange Act, 15 U.S.C. 78o(d), and Rule 15d-11,17 C.F.R. 240.15d-1l.
     IT IS FURTHER ORDERED that, pending determination of the Motion for Preliminary Injunction, defendant International Heritage, Incorporated, a Nevada corporation, its agents, servants, employees, attorneys and those persons in active concert or participation with them, in connection with the purchase or sale of securities, by use of any means or instrumentality's of interstate commerce, or by the mails or any facility of any national securities exchange, be, and they hereby are, restrained from, directly or indirectly:
     (1) employing any device, scheme or artifice to defraud;
     (2) engaging in any act, practice or course of business which operates or would operate as a fraud or deceit upon any person; or
     (3) making any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, in violation of Section 10(b) of the Exchange Act, 15 U.S.C. 78j(b), and Rule lOb-5, 17 C.F.R. 240.lOb-5, thereunder.
     IT IS FURTHER ORDERED that, pending further order of this court, defendants IRI, Van Etten, Savage and Smith, their officers, agents, servants, employees, attorneys, any bank or financial institution holding any assets of those defendants, and all persons in active concert or participation with them, except any trustee, receiver or special fiscal agent appointed by this Court, be, and hereby are, restrained from, directly and indirectly, transferring, setting off, receiving, changing, selling, pledging, assigning, liquidating or otherwise disposing of or withdrawing any assets and property owned by, controlled by, or in the possession of said defendants, including, but not limited to, cash, customers' securities, free credit balances, fully-paid-for securities, and/or property pledged or hypothecated as collateral for loans.
     IT IS FURTHER ORDERED that, pending further order of this court, defendants International Heritage, Incorporated, a Nevada corporation, IHI, Van Etten, Savage and Smith, their officers, agents, employees, servants, attorneys, and all persons in active concert or participation with them, and each of them, are restrained and enjoined from destroying, transferring or otherwise rendering illegible a1l books, records, papers, ledgers, accounts, statements and ether documents employed in any of such defendants' business, which reflect the business activities of any of the defendants, or which reflect the transactions described by the Commission's Complaint.
     IT IS FURTHER ORDERED that this Court will retain jurisdiction over this matter and the defendants for all purposes and will order other and further relief that this Court deems appropriate under the circumstances.
     Service of this Order sha1l be effected personally upon defendants International Heritage, Incorparated, a Nevada corporation, IHI, Van Etten, Savage and Smith, or their attorneys or registered agents on or before the 20th day of March 1998 at or before 5:00 p.m
     Done and ordered at 3:30 o'clock pm. this 16th day of March, 1998 at Atlanta, Georgia.

                       /S/Richard W. Story
                       UNITED STATES DISTRICT JUDGE